SUPPLEMENT DATED NOVEMBER 25, 2015

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

DIVERSIFIED ALTERNATIVES PORTFOLIO

DATED OCTOBER 19, 2015

This supplement revises the Pacific Select Fund prospectus for the Diversified Alternatives Portfolio dated October 19, 2015 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Other Fund Information section

Under the How Share Prices Are Calculated subsection, the second sentence of the third paragraph is deleted and replaced with the following:

For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time.

In addition, the last paragraph is deleted and replaced with the following:

Market quotations are considered not readily available if: (1) the market quotations received are deemed unreliable or inaccurate, (2) approved pricing services do not provide a valuation for a particular investment, or (3) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

Form No.	15-44284-00

PSFDASUP1115